Exhibit 99.1

Schedule I
GRAPHICS PROPERTIES HOLDINGS, INC. f/k/a SILICON GRAPHICS, INC.
CASE NO. 09-11701
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	$7,957,111

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	$-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	$-

Operating disbursements
Accounts payable	(2,361,932)
Payroll	-

Total disbursements (1)	$(2,361,932)

Net cash flow	(2,361,932)

Cash - June 30, 2009	$5,595,179

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON GRAPHICS of MANHATTAN, INC.
CASE NO. 09-11700
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - June 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH, LLC
CASE NO. 09-11703
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - June 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON GRAPHICS REAL ESTATE, INC.
CASE NO. 09-11704
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - June 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON GRAPHICS WORLD TRADE CORPORATION
CASE NO. 09-11705
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - June 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON STUDIO, INC.
CASE NO. 09-11706
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - June 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH AMERICA LATINA LTD
CASE NO. 09-11707
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - June 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH EASTERN EUROPE LTD
CASE NO. 09-11708
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - June 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH INDIA LTD
CASE NO. 09-11709
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - June 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH INTERNATIONAL INC.
CASE NO. 09-11710
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - June 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY FINANCIAL CORPORATION
CASE NO. 09-11711
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - June 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY ASIA PACIFIC, INC.
CASE NO. 09-11712
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - June 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

PARAGRAPH INTERNATIONAL
CASE NO. 09-11713
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - June 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

WTI DEVELOPMENT, INC
CASE NO. 09-11714
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from June 1, 2009 to June 30, 2009

Cash June 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - June 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.